Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked “[***]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

Exhibit 10.47

AMENDMENT NO. 6
TO THE
SUPPLY AND LICENSE AGREEMENT
BY AND BETWEEN
HESKA CORPORATION
AND
INTERVET INC., d/b/a MERCK ANIMAL HEALTH
This AMENDMENT NO. 6, dated as of this 27th day of November, 2017 ("Amendment No. 6"), to the Supply and License Agreement, dated as of August 1, 2003, as amended by that certain Amendment No.1, dated as of August 31, 2005; that certain Amendment No. 2, dated as of December 7, 2011; that certain Amendment No. 3, dated as of July 30, 2013; that certain Amendment No. 4 dated as of December 9, 2013; that certain Amendment No. 5 dated as of October 30, 2015; and that certain Letter Agreement dated as of August 14, 2015 (collectively, the "Agreement"), is made by and between INTERVET INC., d/b/a MERCK ANIMAL HEALTH ("MAH"), and HESKA CORPORATION ("Heska").
RECITALS:
WHEREAS, MAH and Heska entered into the Agreement to, among other things, provide for the supply by Heska to MAH of the Product (as defined in the Agreement); and
WHEREAS, MAH and Heska desire to amend the Agreement.
NOW, THEREFORE, MAH and Heska hereby agree to amend the Agreement as follows:
1.Unless otherwise defined herein, each of the capitalized terms used in this Amendment shall have the meaning ascribed to it in the Agreement.
2.Section 1.15 of the Agreement is hereby deleted in its entirety and replaced with the following:
"Territory" shall mean the countries and territories contained in Schedule 1.15 of this Agreement.
3.Schedule 1.15 attached hereto shall be added to the Agreement as Schedule 1.15.
4.Except as expressly modified by this Amendment No. 6, all other terms and conditions of the Agreement shall remain in full force and effect.

[Signatures on following Page]

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked “[***]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

IN WITNESS WHEREOF, each of MAH and Heska has caused this Amendment No. 6 to be executed by its respective duly authorized officer as of the date first above written.

HESKA CORPORATION
By:	/s/ Michael J. McGinley
Name:	Michael J. McGinley
Title:	President, Bios and Pharma

INTERVET INC.
By:	[***]
Name:	[***]
Title:	[***]

[***]

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked “[***]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

Schedule 1.15
Territory
The United States and its territories, commonwealths and possessions
Canada and its territories, commonwealths and possessions
The Republic of Korea and its territories, commonwealths and possessions
The countries of Central America and the Caribbean Basin, including:
•Antigua and Barbuda
•The Bahamas
•Barbados
•Belize
•Costa Rica
•Dominica
•Dominican Republic
•El Salvador
•Grenada
•Guatemala
•Haiti
•Honduras
•Jamaica
•Nicaragua
•Panama
•St. Kitts and Nevis
•Saint Lucia
•Saint Vincent and the Grenadines
•Trinidad and Tobago
The dependent territories of the Caribbean Basin, including:
•Anguilla (UK)
•Aruba (Netherlands)
•British Virgin Islands (UK)
•Cayman Islands (UK)
•Curacao (Netherlands)
•Montserrat (UK)
•Saint Barthelemy (France)
•Saint Martin (France)
•Sint Maarten (Netherlands)
•Turks and Caicos (UK)